Securities Act File No. 33-73140

                         PILGRIM VARIABLE PRODUCTS TRUST

                       Supplement dated September 1, 2000
                     to the Prospectus dated April 30, 2000

          (This Supplement supersedes the Supplement dated May 3, 2000)

ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc. ("Pilgrim Investments"), Adviser to the portfolios of the Pilgrim Variable Products Trust (the "Portfolios"), and Pilgrim Securities, Inc. ("Pilgrim Securities"), Distributor to the Portfolios. ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for
management  of  the  Pilgrim  Variable   Products  Trust  as  a  result  of  the
acquisition.

Under the provisions of the advisory contracts between Pilgrim Variable Products Trust and Pilgrim Investments and Pilgrim Investments and Brandes Investment Partners, L.P., as Sub-Adviser to the Pilgrim VP International Value Portfolio, J.P. Morgan Investment Management Inc., as Sub-Adviser to the Pilgrim VP Research Enhanced Index Portfolio, and Navellier Fund Management, Inc., as Sub-Adviser to the Pilgrim VP Growth + Value Portfolio, those agreements might be deemed to terminate automatically at the time of the acquisition. As a result, the Board of Trustees and shareholders of the Portfolios approved new advisory contracts, which took effect immediately after the acquisition.

Please  be  advised  of  the  new  address  of  the  Pilgrim  Funds,   effective
immediately:

ING Pilgrim Funds
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE